Exhibit 21

Sara Lee Corporation

Following is a list of active subsidiaries of the registrant. Subsidiaries that are inactive or exist solely to protect business names but do not conduct business have been omitted. The omitted subsidiaries, considered in the aggregate, do not constitute a significant subsidiary.

UNITED STATES SUBSIDIARIES

Name	Jurisdiction
Sara Lee Direct, LLC	Colorado

ARP I, LLC	Delaware

BA International, L.L.C.	Delaware

Bryan Foods, Inc.	Delaware

Caribesock, Inc.	Delaware

Caribetex, Inc.	Delaware

Ceibena Del, Inc.	Delaware

Courtaulds Textiles America Inc.	Delaware

Courtaulds Textiles U.S., Inc.	Delaware

DFP Technical, Industrial, Commercial Energy Inc.	Delaware

Earthgrains Baking Companies, Inc.	Delaware

Earthgrains International Holdings, Inc.	Delaware

Egbert LLC	Delaware

EGR International, Inc.	Delaware

EGR Resources, Inc.	Delaware

EGR Texas General Partner, LLC	Delaware

Hanes Menswear, Inc.	Delaware

Hanes Puerto Rico, Inc.	Delaware

International Affiliates & Investment Inc.	Delaware

Metz Holdings, Inc.	Delaware

Playtex Dorado Corporation	Delaware

Playtex Marketing Corporation	Delaware

Sara Lee - Kiwi Holdings, Inc.	Delaware

Sara Lee Bakery Group, Inc.	Delaware

Sara Lee Champion Europe, Inc.	Delaware

Sara Lee Coffee LLC	Delaware

Sara Lee Distribution, Inc.	Delaware

Sara Lee Equity II, LLC	Delaware

Sara Lee Equity, L.L.C.	Delaware

Sara Lee Foods, Inc.	Delaware

Sara Lee France, L.L.C.	Delaware

Sara Lee French Funding Company L.L.C	Delaware

Sara Lee French Investment Company, L.L.C.	Delaware

Sara Lee Fresh, Inc.	Delaware

Sara Lee Global Finance, L.L.C.	Delaware

Sara Lee International Corporation	Delaware

Sara Lee International Finance Corporation	Delaware

Sara Lee Corporation	Exhibit 21

Sara Lee International Funding Company L.L.C.	Delaware

Sara Lee International Investment, L.L.C.	Delaware

Sara Lee Investments, Inc.	Delaware

Sara Lee Mexican Investments, L.L.C.	Delaware

Sara Lee Mexicana Holdings Investment, L.L.C.	Delaware

Sara Lee U.K. Depositor L.L.C.	Delaware

Sara Lee U.K. Leasing, L.L.C.	Delaware

Sara Lee/DE US LLC	Delaware

Saramar, L.L.C.	Delaware

SASL Holdco L.L.C.	Delaware

Seamless Textiles, Inc.	Delaware

SL Sourcing, LLC	Delaware

SLKP Administrative Services Company, Inc.	Delaware

SLKP Sales, Inc.	Delaware

Southern Family Foods, L.L.C.	Delaware

UPCR, Inc.	Delaware

UPEL, Inc.	Delaware

WS Real Estate, LLC	Delaware

Metz Baking Company	Iowa

DJW Incorporated	Kentucky

Quikava, Inc.	Massachusetts

Sara Lee Business Service Center, L.L.C.	Maryland

SLC Leasing (Nevada) - II, Inc.	Nevada

J.E. Morgan Knitting Mills, Inc.	Pennsylvania

Earthgrains Refrigerated Dough Products, L.P.	Texas

SLC Leasing (Wyoming), Inc.	Wyoming

International Subsidiaries
Aoste Argentina	Argentina

House Of Fuller Argentina S.A.	Argentina

Indumentaria Andina Sociedad Anonima	Argentina

Nuvo Argentina, S.A.	Argentina

Sara Lee Argentina S.A.	Argentina

Cosmetic Manufacturers Pty. Ltd.	Australia

Nutrimetics International (Australia) Pty Ltd	Australia

Sara Lee Apparel (Australasia) Pty. Ltd.	Australia

Sara Lee Australia	Australia

Sara Lee Bakery (Australia) Pty. Ltd.	Australia

Sara Lee Coffee & Tea (Australia) Pty Ltd.	Australia

Sara Lee Food Holdings Pty. Ltd.	Australia

Sara Lee Corporation	Exhibit 21

Sara Lee Group (Australia) Pty Ltd	Australia

Sara Lee Holdings (Australia) Pty. Ltd.	Australia

Sara Lee Household & Body Care (Australia) Pty Ltd.	Australia

SL/DE Australia Pty Ltd	Australia

Douwe Egberts Kaffee Systeme Vertieb Gmbh	Austria

Edoo Gesmbh	Austria

Nur Die Textilvertrieb Ges.M.B.H & Co. Kg	Austria

Santora Kaffee Gmbh	Austria

Sara Lee Austria Gmbh	Austria

Sara Lee Household And Body Care Osterreich Gmbh	Austria

Aoste Belgique B.V.	Belgium

Belgian Nur Die Textile Company S.A.	Belgium

Douwe Egberts Coffee Systems N.V.	Belgium

Douwe Egberts N.V.	Belgium

Imperial Coordination Center Bvba	Belgium

Imperial Holding N.V.	Belgium

Imperial Meat Products N.V.	Belgium

Intradal Produktie Belgium Nv	Belgium

Jacqmotte N.V.	Belgium

Pierre Yves Fashion B.V.B.A.	Belgium

Sara Lee Household And Body Care Belgium N.V.	Belgium

Sara Lee Intimates Belux Nv	Belgium

Sara Lee Knit Products Europe B.V.B.A.	Belgium

Sara Lee/DE Immo N.V.	Belgium

Zwarte Kat B.V.B.A.	Belgium

Conoplex Insurance Company Ltd.	Bermuda

Nuage Cosmetics (Botswana) Ltd.	Botswana

Sara Lee Brasil Limitada	Brazil

Sara Lee Cafes Do Brasil Ltda.	Brazil

Sara Lee Venda Direta Do Brasil Ltda.	Brazil

Nutri-Metics (B) Sdn. Bhd.	Brunei Darussalam

Canadelle Holding Corporation Limited	Canada

Canadelle Limited Partnership	Canada

Sara Lee Coffee & Tea Ltd.	Canada

Sara Lee Holding Corporation Limited	Canada

Sara Lee Of Canada Limited Partnership	Canada

Sara Lee Of Canada NS ULC	Canada

Tana Canada, Inc.	Canada

Caysock, Inc.	Cayman Islands

Caytex, Inc.	Cayman Islands

Caywear, Inc.	Cayman Islands

Choloma, Inc.	Cayman Islands

Sara Lee Corporation	Exhibit 21

Confecciones El Pedregal, Inc.	Cayman Islands

Confecciones La Caleta	Cayman Islands

Dos Rios Enterprises, Inc.	Cayman Islands

Hanes Caribe, Inc.	Cayman Islands

Hanes Dominican, Inc.	Cayman Islands

PTX (D.R.) Inc.	Cayman Islands

SL Alpha Holdings, Inc.	Cayman Islands

SL Beta Holdings, Inc.	Cayman Islands

SLIA Dominicana, Inc.	Cayman Islands

TOS Dominicana Inc.	Cayman Islands

Fujian Sara Lee Consumer Products Co. Ltd.	China

Kiwi Brands Tianjin Co. Ltd.	China

Nutri-Metics International (Guangzhou) Ltd.	China

Sara Lee Apparel International Shanghai Co. Ltd.	China

Sara Lee Columbia S.A.	Columbia

Cartex Manufacturera, S.A.	Costa Rica

Industrias Textilera Del Este, S.A.	Costa Rica

Manufacturera De Cartago S.R.L.	Costa Rica

Sara Lee De Costa Rica, S.A.	Costa Rica

Servicios De Soporte Intmate Apparel S.R.L.	Costa Rica

SLKP Compania De Servicios Administrativos S.A.	Costa Rica

Sara Lee/DE (Cyprus) Limited	Cyprus

Sara Lee/DE Investments (Cyprus) Limited	Cyprus

Balirny Douwe Egberts A.S.	Czech Republic

Sara Lee Apparel Ceska Republic, S.R.O.	Czech Republic

A/S Blumoller	Denmark

Merrild Kaffe A/S	Denmark

Sara Lee Intimates Scandinavia A/S	Denmark

Sara Lee/DE Nordic Finance K/S	Denmark

Socks Dominicana, S.A.	Dominican Republic

Confecciones El Pedregal, S.A. De C.V.	El Salvador

Confecciones Jiboa Sociedad Anonima De Capital Variable	El Salvador

Confecciones La Herradura, S.A. De C.V.	El Salvador

Confecciones La Libertad, S.A. De C.V.	El Salvador

Hanes De El Salvador S.A. De C.V.	El Salvador

Jasper Salvador, S.A. De C.V.	El Salvador

Manufacturera Comalapa, S.A. De C.V.	El Salvador

SLBA Compania De Servicio, S.A. De C.V.	El Salvador

Texlee El Salvador S.A. De C.V.	El Salvador

3DK Limited	England

Actonbarn Limited	England

Sara Lee Corporation	Exhibit 21

APD Chemicals Limited	England

Arabella Pollen Limited	England

Aris Isotoner UK Limited	England

Bairns-Wear Limited	England

Bellrise Fashions Limited	England

Claremont Garments (Holdings) Limited	England

Claremont Garments (Midlands) Limited	England

Claremont Garments (South) Limited	England

Columbus Swimwear Limited	England

Courtaulds C.P.G. (Holdings) Limited	England

Courtaulds Clothing Brands Limited	England

Courtaulds Clothing Limited	England

Courtaulds D.I.Y. Limited	England

Courtaulds Distributors Limited	England

Courtaulds Home Furnishings Limited	England

Courtaulds Initmate Apparel Limited	England

Courtaulds Printers Limited	England

Courtaulds Textiles (Holdings) Limited	England

Courtaulds Textiles (Overseas) Limited	England

Courtaulds Textiles Investments Limited	England

Courtaulds Textiles Limited	England

Courtaulds Textiles Nominees Limited	England

Courtaulds Textiles Retail Limited	England

Douwe Egberts Coffee Systems Limited	England

Douwe Egberts UK Limited	England

Gossard (Holdings) Limited	England

Gossard Limited	England

Inter Food Service Limited	England

J & J Fashions International Limited	England

Kayser Bondor Limited	England

Kiwi (EA) Limited	England

Kiwi Holdings	England

Macanie (London) Limited	England

Magellan Industries Limited	England

Magellan Management Limited	England

Meridian Limited	England

New Way Packaged Products Limited	England

Nutri-Metics International (UK) Limited	England

Roger Scott Limited	England

Sara Lee (UK Investments) Limited	England

Sara Lee Acquisition Limited	England

Sara Lee Bakery UK Limited	England

Sara Lee Household & Body Care UK Limited	England

Sara Lee Intimates UK Limited	England

Sara Lee Investments	England

Sara Lee UK Holdings Limited	England

Sara Lee UK Pension Trustee Limited	England

Sara Lee/DE Holdings Limited	England

Sara Lee/DE International Finance	England

Sara Lee/DE International Investments	England

Sara Lee Corporation	Exhibit 21

Silkventure Limited	England

Taylor Merrymade Limited	England

Temana International Limited	England

The Long Eaton Fabric Company (Holdings) Limited	England

The Long Eaton Fabric Company Limited	England

Wilkinson & Riddell (Holdings) Limited	England

Zambesi Finance	England

Sara Lee Personal Products (Fiji) Limited	Fiji

ABCI SASU	France

Aoste Export SNC	France

Aoste Food Service Sa	France

Aoste Holding SNC	France

Aoste Libre Service Pretranche SNC	France

Aoste Management SASU	France

Aoste SNC	France

Aoste Traiteur SNC	France

C.T. Compagnie S.N.C.	France

C.T. Participations S.A.S.	France

Calixte Producteur SNC	France

Cochonou SNC	France

Courtaulds Textiles Holdings S.A.S.	France

DEF Finance S.N.C.	France

DEF Holding S.N.C.	France

DIM Finance S.A.S.	France

DIM S.A.	France

Douwe Egberts Coffee Systems France S.N.C.	France

Douwe Egberts France S.N.C.	France

Et.G.Y. SASU	France

Eurodough, S.A.S.	France

Euro-Raulet, S.A.S.	France

Eurorol, S.A.S.	France

Eurovita, S.A.S.	France

GIE G-SEC	France

Gossard S.A.S.	France

Hermine S.A.S.	France

Justin Bridou SNC	France

Kiwi Holdings S.N.C.	France

Nutrimetics France S.N.C.	France

Nutri-Metics Holding France S.N.C.	France

Philippe Matignon France S.A.	France

Playtex France S.A.S	France

Playtex Investments Europe S.A.S.	France

Sagepar S.A.R.L.	France

Salaisons Du Dousey SASU	France

Sara Lee Branded Apparel S.A.S.	France

Sara Lee Charcuterie, S.A.	France

Sara Lee Europe Direct Marketing S.A.S	France

Sara Lee France Finance S.A.S.	France

Sara Lee Corporation	Exhibit 21

Sara Lee France S.N.C.	France

Sara Lee Household And Body Care France S.N.C.	France

Sara Lee/De France S.A.S.	France

Sdp Rungis S.A.	France

SEC, SNC	France

Societe Des Salaisons De Balanod SNC	France

Tradi France S.A.	France

Allsohl Gmbh	Germany

Aoste Sb Gmbh	Germany

Coffenco International Gmbh	Germany

Contenta Gmbh & Co. Kg	Germany

DEFACTO Deutschland Gmbh	Germany

Douwe Egberts Coffee And Tea Consumer Products Gmbh	Germany

Fairwind Gmbh	Germany

Jensen & Graf Kaffeespezialitaten Gmbh	Germany

Justepas Gmbh	Germany

Lovable Design Gmbh	Germany

Meltonian Gmbh	Germany

Sara Lee Branded Apparel Gmbh	Germany

Sara Lee Deutschland Gmbh	Germany

Sara Lee Foods Germany Gmbh	Germany

Sara Lee Germany Gmbh	Germany

Sara Lee Household & Body Care Deutschland	Germany

Sara Lee Private Label Gmbh	Germany

Sara Lee/DE Holding Gmbh	Germany

Strozzi Vermogensverwaltung Gmbh	Germany

Tricobest Ceska Republica Spol. R.R.O.	Germany

Tricotbest Gmbh	Germany

Van Nelle Holding (Germany) Gmbh	Germany

Yourstep Gmbh	Germany

Nutri-Metics International (Greece) A.E.	Greece

Sara Lee Branded Apparel Hellas S.A.	Greece

Sara Lee Coffee And Tea Hellas S.A.	Greece

Sara Lee Hellas A.E.	Greece

Sara Lee Holdings Hellas S.A.	Greece

Hanes De Centroamerica S.A.	Guatemala

Ceiba Industrial S. De R.L.	Honduras

Confecciones Atlantida S. De R.L.	Honduras

Hanes Choloma S. De R.L.	Honduras

Hanes De Honduras S. De R.L. De C.V.	Honduras

Industrias El Porvenir S. De R.L.	Honduras

J.E. Morgan De Honduras, S.A.	Honduras

Jasper Honduras, S.A.	Honduras

Jogbra Honduras S.A.	Honduras

Manufacturera Ceibena, S De R.L.	Honduras

Manufacturera San Pedro Sula, S. De R.L.	Honduras

Sara Lee Corporation	Exhibit 21

Sara Lee Intimates, S. De R.L.	Honduras

SL Socks De Honduras S. De R.L.	Honduras

The Harwood Honduras Companies, S. De R.L. De C.V.	Honduras

DFK International Limited	Hong Kong

Sara Lee Hong Kong Ltd.	Hong Kong

Sara Lee Sourcing Asia Limited	Hong Kong

Sara Lee Apparel Hungaria Kft.	Hungary

Sara Lee Hungary Kave Es Tea Kereskedelmi Kft.	Hungary

Sara Lee Kave Es Tea Elelmiezer Feldolgozo, Csomagolo, Kereskedelmi Rt	Hungary

Godrej Sara Lee Ltd.	India

Sara Lee Apparel India Private Limited	India

Sara Lee Household And Body Care India Pvt. Ltd.	India

P.T. Premier Ventures Indonesia	Indonesia

P.T. Sara Lee Body Care Indonesia Tbk	Indonesia

P.T. Sara Lee Household Indonesia	Indonesia

P.T. Sara Lee Indonesia	Indonesia

P.T. Sara Lee Trading Indonesia	Indonesia

P.T. Suria Yozani Indonesia	Indonesia

Sara Lee (Ireland) Limited	Ireland

Linnyshaw Insurance Limited	Isle of Man

Al Ponte Prosciutti S.R.L.	Italy

Eurodough Italia Srl	Italy

Fontane Del Duca S.R.L.	Italy

Hanes Italia S.P.A.	Italy

Sara Lee Branded Apparel Italia Srl	Italy

Sara Lee Household And Body Care Italy S.P.A.	Italy

Naturcare Japan Ltd.	Japan

Sara Lee Japan Ltd	Japan

Kiwi (East Africa) Limited	Kenya

Sara Lee Household And Body Care Kenya Ltd.	Kenya

Swissgarde (Kenya) Ltd.	Kenya

Sara Lee Baltic, S.I.A.	Latvia

Agepal Sarl	Luxembourg

Sara Lee Coffee Luxembourg S.A.R.L.	Luxembourg

Sara Lee Finance Luxembourg Sarl	Luxembourg

Sara Lee Household And Body Care (Malawi) Ltd.	Malawi

2476230 Malta Limited	Malta

Sara Lee Corporation	Exhibit 21

Kiwi Manufacturing Sdn. Bhd.	Malaysia

Nutri-Metics Worldwide (Malaysia) Sdn. Bhd.	Malaysia

Sara Lee Malaysia Sdn. Bhd.	Malaysia

Sara Lee South East Asia Sdn Bhd	Malaysia

Sara Lee Mauritius Holding Pte Ltd.	Mauritius

Allende Internacional, S. De R.L. De C.V.	Mexico

Bal-Mex, S. De R.L. De C.V.	Mexico

Champion Products, S. De R.L. De C.V.	Mexico

Confecciones De Nueva Rosita S. De R.L. De C.V.	Mexico

Congelacion Y Conservacion De Alimentos, S. De R.L. De C.V.	Mexico

Decs Global Network Mexicana, S.A. De C.V.	Mexico

Decs International Mexico, S.A. De C.V.	Mexico

Fc Mexican Consulting S. De R.L. De C.V.	Mexico

Fuller Cosmetics S.A. De C.V.	Mexico

House Of Fuller Holdings S. De R.L. De C.V.	Mexico

House Of Fuller, S. De R.L. De C.V.	Mexico

Industrias Internacionales De San Pedro, S. De R.L. De C.V.	Mexico

Inmobiliaria Meck-Mex, S.A. De C.V.	Mexico

Madero Internacional, S. De R.L. De C.V.	Mexico

Mexican Traders S.A. De C.V.	Mexico

Monclova Internacional, S. De R.L. De C.V.	Mexico

Probemex Consultoria, S. De R.L. De C.V.	Mexico

Probemex S.A. De C.V.	Mexico

Qualtia Alimentos Comercial S. De R.L. De C.V.	Mexico

Qualtia Alimentos Operaciones S. De R.L. De C.V.	Mexico

Qualtia Alimentos S. De R.L. De C.V.	Mexico

Qualtia Alimentos Servicios Comerciales S. De R.L. De C.V.	Mexico

Sara Lee Administracion Y Servicios, S.A. De C.V.	Mexico

Sara Lee Household And Body Care De Mexico S. De R.L. De C.V.	Mexico

Sara Lee Knit Products Mexico, S.A. De C.V.	Mexico

Sara Lee Mexican Funding, S. De R.L. De C.V.	Mexico

Sara Lee Mexicana Holdings, S. De R.L. De C.V.	Mexico

Sara Lee Mexicana, S.A. De C.V.	Mexico

Sara Lee Moda Femenina, S.A. De C.V.	Mexico

Servicios Administrativos Sara Lee, S. De R.L. De C.V.	Mexico

International Underwear S.A.R.L.	Morocco

Mornatex S.A.R.L.	Morocco

Avory Shlain Cosmetics (Namibia) Pty. Ltd.	Namibia

Swissgarde (Namibia) (Pty.) Ltd.	Namibia

Baro Bestuursmaatschappij B.V.	Netherlands

Beheersmaatschappij Bevem B.V.	Netherlands

Betke Hollandsche Cacaproducten Export Maatschappij B.V.	Netherlands

Biotex Bv	Netherlands

Buttress B.V.	Netherlands

Sara Lee Corporation	Exhibit 21

Control International Investments (Consecfin) Bv	Netherlands

Cooperatieve Douwe Egberts Finance U.A.	Netherlands

Cooperatieve Sara Lee Household And Body Care Finance U.A.	Netherlands

De Participations B.V.	Netherlands

Decaf B.V.	Netherlands

Decoma Operating B.V.	Netherlands

Defacto B.V.	Netherlands

Devn Coffee Systems N.V.	Netherlands

Douwe Egberts Beleggingsmaatschappij B.V.	Netherlands

Douwe Egberts Coffee Care B.V.	Netherlands

Douwe Egberts Coffee Systems Global Network B.V.	Netherlands

Douwe Egberts Coffee Systems International B.V.	Netherlands

Douwe Egberts Coffee Systems Nederland B.V.	Netherlands

Douwe Egberts Coffee Systems Operating B.V.	Netherlands

Douwe Egberts Coffee Treatment & Supply B.V.	Netherlands

Douwe Egberts Diensten Bv	Netherlands

Douwe Egberts Global Network B.V.	Netherlands

Douwe Egberts Holdings Bv	Netherlands

Douwe Egberts Nederland B.V.	Netherlands

Douwe Egberts Rho Bv	Netherlands

Douwe Egberts Sigma Bv	Netherlands

Douwe Egberts Tau Bv	Netherlands

Douwe Egberts Van Nelle Coffee Systems N.V.	Netherlands

Douwe Egberts Van Nelle Participations B.V.	Netherlands

Droste Administratie Maatschappij B.V.	Netherlands

Droste Inkoop Maatschappij B.V.	Netherlands

Duyvis B.V.	Netherlands

Duyvis Production B.V.	Netherlands

Earthgrains European Holdings, C.V.	Netherlands

Earthgrains European Investments, B.V.	Netherlands

Euragral B.V.	Netherlands

Fihomij B.V.	Netherlands

Findeggo Finance (Germany) B.V.	Netherlands

Findeggo Investments B.V.	Netherlands

I. Tas Ezn B.V.	Netherlands

Intec B.V.	Netherlands

Intervend Automaten B.V.	Netherlands

Kiwi European Holdings B.V.	Netherlands

Koninklijke Douwe Egberts B.V.	Netherlands

Lassie B.V.	Netherlands

Laurentis B.V.	Netherlands

Loda B.V.	Netherlands

Marander Assurantie Compagnie B.V.	Netherlands

Meester Stegeman C.V.	Netherlands

Natrena B.V.	Netherlands

Redipro B.V.	Netherlands

Sara Lee Coffee & Tea Asia B.V.	Netherlands

Sara Lee Export B.V.	Netherlands

Sara Lee Foods Europe B.V.	Netherlands

Sara Lee Foods Netherlands B.V.	Netherlands

Sara Lee Corporation	Exhibit 21

Sara Lee Foods Participaties B.V.	Netherlands

Sara Lee Household & Body Care Nederland B.V.	Netherlands

Sara Lee Household And Body Care International B.V.	Netherlands

Sara Lee International Bv	Netherlands

Sara Lee Initmates Nederland B.V.	Netherlands

Sara Lee Investments Greece B.V.	Netherlands

Sara Lee/DE Beheersmaatschapij B.V.	Netherlands

Sara Lee/DE Finance B.V.	Netherlands

Sara Lee/DE Financieringsmaatschappij B.V.	Netherlands

Sara Lee/DE Investments B.V.	Netherlands

Sara Lee/DE N.V.	Netherlands

Saramar Europe B.V.	Netherlands

Tricobest B.V.	Netherlands

Vlijmense Belegging-Maatschappij B.V.	Netherlands

Zijlstra’s Meubelfabriek B.V.	Netherlands

Caitlin Financial Corporation N.V.	Netherlands Antilles

Codef Financial Services CV	Netherlands Antilles

Cofico N.V.	Netherlands Antilles

Defico N.V.	Netherlands Antilles

Sara Lee/DE Antilles N.V.	Netherlands Antilles

Sara Lee/DE Finance (Antilles) N.V.	Netherlands Antilles

Sara Lee/DE Finance S.E.P.	Netherlands Antilles

Sara Lee/DE Investments (Antilles) NV	Netherlands Antilles

Sara Lee/DE Trading (Antilles) N.V.	Netherlands Antilles

Nutrimetics International (Nz) Ltd.	New Zealand

Sara Lee Coffee And Tea (Nz) Ltd.	New Zealand

Sara Lee Group (Nz) Ltd.	New Zealand

Sara Lee Holdings (Nz) Ltd.	New Zealand

Sara Lee Household And Body Care (Nz) Ltd.	New Zealand

Kiwi (Nigeria) Limited	Nigeria

Sara Lee Household & Body Care Norge As	Norway

Sara Lee Canada Holdings Limited	Nova Scotia

Pervez Industrial Corporation Pte. Ltd.	Pakistan

Bali Dominicana Inc.	Panama

Bali Dominicana Textiles, S.A.	Panama

Hanes Panama, Inc.	Panama

Metrolab Industries, Inc.	Philippines

Metrolaboratories Inc.	Philippines

Penn Philippines Inc.	Philippines

Sara Lee Philippines Inc.	Philippines

Bama Polska Sp. Z.O.O.	Poland

Sara Lee Corporation	Exhibit 21

Przediebiorstwo Prima Sa	Poland

Sara Lee Apparel Polska Sp. Z.O.O.	Poland

Sara Lee Household And Body Care Poland Sp.Z.O.O.	Poland

Bimbo-Productos Alimentares Socoedade Unipessoal, Limitada	Portugal

Dim Portugal - Importacao E Commercializacado, Limitada	Portugal

Douwe Egberts Portugal - Produtos Alimentares Lda.	Portugal

Industrias De Carnes Nobre, S.A.	Portugal

Nutri-Metics International (Portugal) Lda.	Portugal

Sara Lee Household And Body Care Portugal, Produtos De Consumo Lda	Portugal

Sara Lee Portugal - Sgps, Sociedada Unipessoal, Limitada	Portugal

Pikecu S.R.L.	Romania

Rosko Textiles S.R.L.	Romania

Douw Egberts Russbrands Z.A.O.	Russian Federation

Sara Lee Export B.V.	Russian Federation

Courtaulds Ls Limited	Scotland

Sara Lee Singapore Pte Ltd.	Singapore

Sara Lee Apparel Slovakia Spol, S.R.O.	Slovak Republic

Sara Lee Slovakia, S.R.O.	Slovak Republic

Tricotbest Slovensko Spol S.R.O.	Slovak Republic

Avroy Shlain Cosmetics (Pty) Ltd.	South Africa

Courtaulds Lingerie (Sa) (Proprietary) Limited	South Africa

Kayser (South Africa) (Pty) Limited	South Africa

Natal Textiles (Proprietary) Limited	South Africa

Sara Lee (South Africa) Pty Ltd.	South Africa

Sara Lee/De Holdings (South Africa) (Pty.) Limited	South Africa

SATG Management Services (Proprietary) Limited	South Africa

South Africa Gossard (Proprietary) Limited	South Africa

Swissgarde (Pty.) Ltd.	South Africa

Aoste Espana S.A.	Spain

Bimbo, S.A.	Spain

Bimbo-Martinez Comercial, S.L.	Spain

Cafes A La Crema J. Marcilla Y Cafes Soley, S.L.	Spain

Catdes, S.A.	Spain

Marcilla Coffee Systems S.A.	Spain

Pimad, S.A.	Spain

Sara Lee Bakery Iberia Corporativa, S.L.	Spain

Sara Lee Bakery Iberian Investments, S.L.	Spain

Sara Lee Branded Apparel Espana S.L.	Spain

Sara Lee Espana, S.A.	Spain

Sara Lee Finance Spain S.L.	Spain

Sara Lee Southern Europe, S.L.	Spain

Sara Lee/DE Espana S.A.	Spain

Sara Lee Corporation	Exhibit 21

Courtaulds Clothing Land (Private) Limited	Sri Lanka

Godrej Sara Lee Lanka Pvt. Ltd.	Sri Lanka

Isabella (Private) Ltd.	Sri Lanka

Leisureline (Pvt) Ltd.	Sri Lanka

Sara Lee Household & Body Care Lanka Pvt. Ltd.	Sri Lanka

Shadowline (Pvt) Ltd.	Sri Lanka

Slimline (Private) Limited	Sri Lanka

Unichela (Pvt) Ltd.	Sri Lanka

Nuage Cosmetics (Proprietary) Ltd.	Swaziland

Merrild Coffee Systems Ab	Sweden

Opus Health Care Ab	Sweden

Sara Lee Household & Body Care Sverige Ab	Sweden

Sara Lee Intmates Scandinavia Ab	Sweden

Decotrade Ag	Switzerland

Dim Schweiz Ag / Dim Suisse S.A.	Switzerland

Dim-Rosy Ag	Switzerland

Intex Textil-Vertriebsgesellschaft Ag Ag	Switzerland

Product Suppliers A.G.	Switzerland

Sara Lee Household And Body Care Schweiz Ag	Switzerland

Tana Schuhpflege Ag	Switzerland

Telec A.G.	Switzerland

Sara Lee (Taiwan) Limited	Taiwan

Swissgarde (Tanzania) Ltd.	Tanzania

Kiwi (Thailand) Ltd	Thailand

Nutrimetics International (Thailand) Ltd.	Thailand

Sara Lee (Thailand) Ltd.	Thailand

Sara Lee Coffee & Tea (Thailand) Ltd.	Thailand

Allbrains Sarl	Tunisia

Ancilar Sarl	Tunisia

Essel Tunisie Sa.R.L.	Tunisia

Gromtex S.A.R.L.	Tunisia

KRS S.A.R.L.	Tunisia

P.T.X. Tunisie S.A.R.L.	Tunisia

Tagco S.A.R.L.	Tunisia

Gossard Tekstil Sanayi Ve Ticaret Limited Sirketi	Turkey

Sara Lee Household And Body Care (Turkey)	Turkey

Sara Lee Household & Body Care Uganda Ltd.	Uganda

Swissgarde (Uganda) Ltd.	Uganda

Tricobest Ukraine	Ukraine

Sara Lee Corporation	Exhibit 21

Nuvo Cosmeticos Sa	Uruguay

Uninex, S.A.	Uruguay

Sara Lee Household And Body Care Zambia Ltd.	Zambia

Swissgarde (Zambia) (Pty.) Ltd.	Zambia

Kiwi Brands (Private) Limited	Zimbabwe

Sara Lee Household And Body Care Zimbabwe Pte Ltd.	Zimbabwe